UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2013

Cole Real Estate Investments, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-35974	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016

(Address of principal executive offices) (Zip Code)

(602) 778-8700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 10, 2013, Cole Real Estate Investments, Inc. (the “Company”) issued a press release announcing that key members of the Company’s management team are speaking at two prominent net lease industry conferences, as well as meeting with key investors and influential media outlets. Copies of the press release and a presentation to be used by the Company are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

This Item 7.01 and the attached Exhibit 99.1 and Exhibit 99.2 are provided under Item 7.01 of Form 8-K and are furnished to, and shall not be deemed to be “filed” with, the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release issued by Cole Real Estate Investments, Inc. on September 10, 2013.

99.2	Presentation dated September 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLE REAL ESTATE INVESTMENTS, INC.

Dated: September 10, 2013	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President of Accounting
Principal Accounting Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by Cole Real Estate Investments, Inc. on September 10, 2013.

99.2	Presentation dated September 10, 2013.

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